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                                                                    Exhibit 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Gray, Chief Financial Officer of SanDisk Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of SanDisk Corporation on Form 10-K for the fiscal year ended December 28, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SanDisk Corporation.

By:  /s/ Michael Gray
   ---------------------------------
      Michael Gray
      Chief Financial Officer
      March 12, 2004


A signed original of this written statement required by Section 906 has been provided to SanDisk Corporation and will be retained by SanDisk Corporation and furnished to the Securities and Exchange Commission or its staff upon request.